Kemper Multi-Market
Income Trust

ANNUAL REPORT TO SHAREHOLDERS
FOR THE YEAR ENDED NOVEMBER 30, 1995

     "Our conviction to 'stay long' was rewarded as the slow growth and declining rate economic cycle continued, boosting the fund's performance."

Table of
Contents


3
General
Economic Overview
6
Performance Update
8
Portfolio Statistics
9
Terms to Know
10
Portfolio of
Investments
17
Report of
Independent Auditors
18
Financial Statements
20
Notes to
Financial Statements
23
Financial Highlights
24
Description of
Dividend
Reinvestment Plan

At A Glance

------------------------------------------------------------------------------
TOTAL RETURNS
------------------------------------------------------------------------------
FOR THE YEAR ENDED NOVEMBER 30, 1995

                                      BASED ON    BASED ON
                                      NET ASSET    MARKET
                                        VALUE      PRICE
------------------------------------------------------------------------------
KEMPER MULTI-
MARKET INCOME TRUST                     15.90%    27.11%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
NET ASSET VALUE AND MARKET PRICE
------------------------------------------------------------------------------
                                         AS OF         AS OF
                                        11/30/95      11/30/94
------------------------------------------------------------------------------

NET ASSET VALUE                          $10.90        $10.35
MARKET PRICE                             $10.75        $9.375
------------------------------------------------------------------------------


------------------------------------------------------------------------------
DIVIDEND REVIEW
------------------------------------------------------------------------------
THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF NOVEMBER 30, 1995.

------------------------------------------------------------------------------
1 YEAR INCOME:                                         $1.01
NOVEMBER DIVIDEND:                                   $0.0825
ANNUALIZED DISTRIBUTION RATE:
(BASED ON NET ASSET VALUE)                              9.08%
ANNUALIZED DISTRIBUTION RATE:
(BASED ON MARKET PRICE)                                 9.21%
------------------------------------------------------------------------------

Statistical Note: Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on the date shown. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Total return measures aggregate change in net asset value/market value assuming reinvestment of dividends. Returns are historical and do not represent future performance. Market price, net asset value and returns fluctuate. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report.

About Your Report

Your fund's annual report is one of your best sources for tracking the progress of your investment. This report includes several changes that have been made in an effort to provide additional information to you as well as to explain significant changes to the fund over the last fiscal year. In addition, the performance update includes commentary from your fund's portfolio manager or management team on what might be expected in the coming months.

        Specifically, your report now includes:

        - Terms you need to know related to your fund

        - A look at your fund's portfolio composition and how it has changed

        - The maturity and quality of your fund's underlying investments

          If you have any comments about the revised format, please write to:

        Kemper Funds
        Shareholder Communications
        120 South LaSalle Street
        Chicago, IL 60603

General Economic Overview

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS CHIEF EXECUTIVE AND CHIEF INVESTMENT
OFFICER OF KEMPER FINANCIAL SERVICES, INC. (KFS). KFS AND
ITS AFFILIATES MANAGE APPROXIMATELY $63 BILLION IN ASSETS,
INCLUDING $44 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A
GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM
HARVARD UNIVERSITY.

DEAR SHAREHOLDER,

Investors enjoyed very positive performance in both the fixed income and stock markets in 1995. The returns of most leading securities markets worldwide were significantly higher than they were in 1994.

     We have an excellent environment for financial assets. After several quarters of robust growth, the United States economy seems to be growing at a pace that investors find comfortable. Contrary to isolated reports that caused some observers to become concerned, we believe the economy is in no jeopardy of recession. Its health was confirmed with the news that the economy grew (as measured by real gross domestic product [GDP]) at an annual rate of 4.2 percent in the third quarter. This follows much lower growth in the first two quarters, as the economy was adjusting to the Federal Reserve Board's series of interest rate increases. The slowdown, in fact, was acknowledged by the Fed when it eased short-term rates by a small but symbolic 25 basis points in July. Now we know that the economy was rebounding from July through September.

     Growth without a corresponding increase in inflation is very encouraging. Although we are well along in the economic cycle and at a point when prices often start hiking up, inflationary pressures have actually been reduced somewhat.

     The Fed reduced rates again in December, this time acknowledging discussions underway to reduce the federal budget deficit. Assuming these discussions are productive, a third rate cut is possible. Even with such reducing by the Fed, our forecast calls for lower growth ranging between 2 percent to 3 percent for the next few quarters, with the momentum likely to come from exports and nonresidential construction.


MARKET OUTLOOK

Slow growth and low inflation is the optimal combination for investors in the fixed income markets, and we expect them to continue to perform well.

     We believe that the opportunities for common stock investors will be increasingly concentrated in higher quality investments. After hitting new highs and showing considerable strength for most of the year, the stock market has shown some vulnerability and then gone on to set records. However, it's inevitable -- the current bull market will come to an end some day. In fact, some sectors may be overextended today.

     As we view the new year, companies cannot necessarily count on the economy to provide above-average earnings support. Rather, stocks that have proven themselves with a pattern of consistent earnings are likely to attract investor support. Specifically, sectors that produce more consistent earnings, such as health care, consumer nondurables, selected technology and selected capital goods can be expected to do well. Picking the right sectors to invest in will be the key challenge for equity investors during the next few quarters.

     International investing continues to be quite complex. After sinking to its post-World War II low last year, the value of the U.S. dollar has gained strength against most foreign currencies. While a stronger dollar favors the U.S. economy because it reduces the cost of American imports and attracts foreign capital, a strong dollar in relation to a local currency has the effect of devaluing a foreign investment. The value of the dollar and the attractiveness of U.S. investments to foreign investors will be key factors in the next few months.

General Economic Overview

ECONOMIC GUIDEPOSTS

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

      The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.



                                 [BAR GRAPH]



                                       Now (12/31/95)         6 months ago         1 year ago        2 years ago
10-year Treasury rate(1)                   5.71                  6.28                 7.78              5.75
Prime Rate (2)                             8.65                  8.80                 8.50              6.00
Inflation (3)*                             2.60                  2.97                 2.60              2.74
The U.S. Dollar (4)*                      -1.57                 -9.31                -4.52              1.71
Capital Goods orders (5)*                  7.60                 17.84                13.53             23.75
Industrial production (6)*                 1.88                  2.80                 6.43              3.76
Employment growth (7)*                     1.50                  2.29                 3.15              2.58


(1) Falling interest rates in recent years have been a big plus for financial assets.
(2) The interest rate that commercial lenders charge their best borrowers.
(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.
(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.
(5)  These influence corporate profits and equity performance.
(6)  An influence on corporate profits and equity performance.
(7)  An influence on family income and retail sales.
*  Data as of November 30, 1995
** Data as of October 31, 1995

SOURCE: ECONOMICS DEPARTMENT, KEMPER FINANCIAL SERVICES, INC.

     We are in the midst of a global recovery, and the same fundamentals that have driven markets higher in the U.S. can be found in many foreign countries currently. However, leading international economies continue to lag the U.S. Japan and Germany, whose economies typically follow U.S. growth, are not as robust as in past cycles. Moreover, conditions in emerging market countries underline the importance of careful research and experience in understanding how these markets work.

     Political leadership also has some bearing on the progress of the economy and the state of the financial markets. In the months preceding a presidential election year, it has been common for incumbents to attempt to stimulate growth. Given our Republican Congress and Democratic President, however, we do not consider this as likely this time.

     With the rest of the country, we are closely following political initiatives to produce a balanced federal budget. This is a political wild card, but we would expect both the stock and fixed-income markets to react with enthusiasm if progress can be made.

     With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including a question-and-answer interview with your fund's portfolio manager. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ Stephen B. Timbers
STEPHEN B. TIMBERS
CHIEF INVESTMENT AND EXECUTIVE OFFICER

January 9,1996

Management Team

                        Kemper Multi-Market Income Trust
                         Portfolio Management Team


[BEIMFORD PHOTO]

J. PATRICK BEIMFORD JOINED KEMPER FINANCIAL SERVICES, INC. (KFS) IN 1976 AND IS NOW EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER -- FIXED INCOME. HE HAS BEEN PORTFOLIO CO-MANAGER OF THE KEMPER MULTI-MARKET INCOME TRUST SINCE 1995. BEIMFORD RECEIVED HIS BACHELOR OF SCIENCE AND INDUSTRIAL MANAGEMENT DEGREE FROM PURDUE UNIVERSITY AND WENT ON TO RECEIVE HIS M.B.A. FROM THE UNIVERSITY OF CHICAGO AND IS A CHARTERED FINANCIAL ANALYST.

[JOHNS PHOTO]

GORDON JOHNS JOINED KFS IN 1988 AND IS NOW THE MANAGING DIRECTOR OF KEMPER INVESTMENT MANAGEMENT COMPANY LIMITED, LONDON. HE HAS BEEN PORTFOLIO CO-MANAGER OF KEMPER MULTI-MARKET INCOME TRUST SINCE 1995. JOHNS GRADUATED FROM BALLIOL COLLEGE, OXFORD, WITH A B.A. IN LAW.


[RESIS PHOTO]

HARRY RESIS IS A SENIOR VICE PRESIDENT WITH KFS. HE JOINED THE COMPANY IN 1988 AND BECAME PORTFOLIO CO-MANAGER OF KEMPER MULTI-MARKET INCOME TRUST IN 1995. RESIS RECEIVED A B.A. IN FINANCE FROM MICHIGAN STATE UNIVERSITY.

[CESSINE PHOTO]

ROBERT CESSINE JOINED KFSIN 1993 AND IS NOW A SENIOR VICE PRESIDENT. HE HAS BEEN PORTFOLIO CO-MANAGER OF THE FUND SINCE 1995. MR. CESSINE RECEIVED BOTH HIS B.S. AND M.B.A. FROM THE UNIVERSITY OF WISCONSIN. HE IS ALSO A CHARTERED FINANCIAL ANALYST.

[MCNAMARA PHOTO]

MIKE MCNAMARA HAS BEEN WITH KFSSINCE 1972 AND IS NOW SENIOR VICE PRESIDENT. HE BECAME PORTFOLIO CO-MANAGER OF KEMPER MULTI-MARKET INCOME TRUST IN 1995. MCNAMARA GRADUATED WITH A B.S. IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MISSOURI AND WENT ON TO RECEIVE HIS M.B.A. FROM LOYOLA UNIVERSITY.

[TRUTTER PHOTO]

JONATHAN TRUTTER HAS BEEN WITH KFS SINCE 1989. HE IS A FIRST VICE PRESIDENT AND HAS BEEN PORTFOLIO CO-MANAGER OF KEMPER MULTI-MARKET INCOME TRUST SINCE 1995. TRUTTER RECEIVED HIS BACHELOR'S DEGREE WITH DUAL MAJORS IN EAST ASIAN LANGUAGES AND INTERNATIONAL RELATIONS FROM THE UNIVERSITY OF SOUTHERN CALIFORNIA. HE WENT ON TO RECEIVE A MASTER'S OF MANAGEMENT DEGREE FROM KELLOGG GRADUATE SCHOOL OF NORTHWESTERN UNIVERSITY. HE IS ALSO A CERTIFIED PUBLIC ACCOUNTANT.

The views expressed in this report reflect those of the portfolio management team only through the end of the period of the report, as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Performance Update

KEMPER MULTI-MARKET INCOME TRUST ENJOYED A YEAR OF STRONG RETURNS. BELOW THE PORTFOLIO MANAGEMENT TEAM DISCUSSES HOW THEIR BULLISH ECONOMIC OUTLOOK AT THE START OF THE YEAR INCITED A MOVE INTO LONGER-MATURITY INVESTMENTS, WHICH BOLSTERED THE FUND'S PERFORMANCE.

Q       KEMPER MULTI-MARKET INCOME TRUST'S TOTAL RETURN ADVANCED 15.90 PERCENT,
ON A NET ASSET VALUE BASIS, FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1995. THIS IS A SIGNIFICANT IMPROVEMENT FROM THE NEGATIVE RETURN POSTED FOR THE PREVIOUS YEAR. WHAT PROMPTED THE TURNAROUND?

A       It was a very positive year for the bond market and the fund as well.
Interest rates moved lower, economic growth continued but at a slower rate, and inflation remained low -- creating an excellent environment for the fund's investments.

        The fund's strong performance led to an increase in net asset value as well as a dividend increase to $0.0825 per share in August from $0.0775 per share. Moreover, the discount of the fund's market price to net asset value decreased to 1.4 percent on November 30, 1995, from 9.4 percent on December 1, 1994.

        The previous year, however, was characterized by robust economic growth. The Federal Reserve Board raised short-term interest rates six times in 1994 and once in early 1995 in an effort to keep inflation and economic growth under control. This tightening of rates hurt the bond market and inhibited the fund's returns and market value.

Q       HOW DID YOU POSITION THE FUND AS INTEREST RATES FELL?

A       We adopted an investment strategy that favored long-term bonds, which helped the fund's performance.

        The fiscal year began just after long-term interest rates had begun to fall. There was a great deal of uncertainty in the market about whether this was the beginning of a trend or just a temporary adjustment. Yet we felt that the drop in long-term rates was a sign that the interest rate hikes of 1994 had been successful in slowing economic growth. And we were optimistic that rates would fall further.

        At the start of the year, we moved out of shorter-maturity investments and into longer-maturity investments. This was in contrast to the market which, for the most part, was still favoring more defensive shorter-term bonds. Our early optimism enabled us to purchase long-term investments at favorable prices. And our assumption was correct -- rates continued to fall -- so we kept the fund fully invested in long-term assets.

        At several points, though, conflicting economic data spurred a sell-off of longer-maturity bonds, which tested our resolve. We stuck to our strategy because we were undaunted in our belief that economic growth would continue to slow and that inflation would remain low. These sell-offs hurt the fund's performance as prices fell, but only temporarily. Our conviction to "stay long" was rewarded as the slow growth and declining rate economic cycle continued, boosting the fund's performance.

Q       WERE THERE ANY INVESTMENTS THAT PERFORMED ESPECIALLY WELL IN THIS
DECLINING RATE ENVIRONMENT?

A       Foreign currency bonds, U.S. government securities and high yield bonds were all superior performers.

        The foreign currency bond sector was particularly strong during the first quarter of 1995 as the U.S. dollar weakened against other major currencies. Even since the dollar's recent strengthening, these holdings have continued to provide positive returns.

        The performance of Treasuries was outstanding as a result of a rally in the government bond market. We began investing in Treasuries in May -- just as the rally heightened and continued to add Treasuries to our portfolio as the rally continued. By the year's end, Treasuries represented 21 percent of the fund's portfolio and had provided significant price appreciation, which is vital to a strong total return.

Performance Update

        High yield investments also performed exceptionally well during the first six months of 1995 -- especially cyclical issues. Cyclical industries are those that flourish when the economy expands because they produce or support the production of discretionary goods, such as new homes or automobiles. By contrast, defensive industries tend to be less sensitive to economic slowdowns because they support nondiscretionary spending on items such as food or health and beauty products. Cyclical issues were out of favor in the high yield market during the year as many investors were uncertain about the economy's strength. This enabled us to purchase cyclical bonds at very attractive prices. As interest rates fell and fears of a recession diminished, cyclicals were strong performers.

Q.      WERE THERE ANY DISAPPOINTMENTS?


A. At the start of the fiscal year, we were very excited about the fund's emerging markets investments because of their high return potential. Unfortunately, the devaluation of the Mexican peso, political turmoil in Argentina and the overall volatility in these markets hurt returns sporadically throughout the year. However, losses from this sector were often followed by strong returns. Volatility will always be a concern, but we remain bullish on the potential for returns from holdings in emerging markets.

Q. THE FUND INVESTS IN HIGH YIELD AND HIGH GRADE CORPORATE BONDS, FOREIGN BONDS AND U.S. GOVERNMENT BONDS AND IS MANAGED BY SIX PORTFOLIO CO-MANAGERS
-- EACH WITH SECTOR-SPECIFIC EXPERIENCE. HOW DOES THE TEAM DETERMINE THE FUND'S DIVERSIFICATION?

A. The asset allocation of the fund -- the level of investments in each sector -- is determined by a team of sector-specific portfolio managers and analytical specialists with the aid of a proprietary computer model. The computer model's analysis considers economic factors such as interest rates, the strength of the economy and the relative valuations -- and attractiveness -- of the fund's potential investments. This model helps us determine the appropriate asset allocation, but it's the management team that enhances the investment selection by using its specialized sector knowledge and understanding of market expectations. The collaborative efforts of these resources played a critical role in working to fine-tune the fund's investment strategy.

        As a result of this interaction, we've defined specific investment ranges for each sector -- and made subsequent adjustments as needed. For example, after significant volatility in the emerging markets sector early in the year, we limited these investments to a maximum of 10 percent of the portfolio. That's 4 percent less than what we held at the start of the fiscal year when emerging markets accounted for 14 percent of the fund's assets. We believe this level enables the fund to benefit from the sector's high return potential but with reduced exposure to volatility within emerging markets.


Q.      WHAT'S YOUR OUTLOOK IN 1996?


A. The economic outlook is very good. We anticipate continued slow to moderate economic growth, a benign level of inflation and interest rates that should continue to fall. Further contributing to this scenario is the likelihood that a meaningful balanced federal budget agreement will be reached. If that happens, it is possible that interest rates may move even lower during 1996. This would be a very positive environment for fixed-income investments.

Q.      WHAT ARE SOME OF THE RISKS TO THAT ASSUMPTION?


A. The principal risk would be that economic growth significantly accelerates causing higher interest rates and inflation. But, at this point, that's not what the economic data suggest. If the economy would take off, we'd shorten the average maturity of the fund and probably increase our level of mortgage investments, which generally perform better than Treasuries when interest rates rise.

Portfolio Statistics

PORTFOLIO COMPOSITION

--------------------------------------------------------------------------------
                                     ON 11/30/95               ON 11/30/94
--------------------------------------------------------------------------------
HIGH YIELD CORPORATE BONDS                28%                        25%
EMERGING MARKETS
(U.S. DOLLAR-DENOMINATED)                  5                         14
FOREIGN CURRENCY BONDS                    15                         24
HIGH GRADE CORPORATE BONDS                 7                          3
MORTGAGES                                  9                          7
COMMON AND PREFERRED STOCK                10                         10
TREASURY NOTES AND BONDS                  21                         --
CASH AND EQUIVALENTS                       5                         17
                                         100%                       100%
--------------------------------------------------------------------------------

               [PIE CHART]                 [PIE CHART]

               ON 11/30/95                 ON 11/30/94


- HIGH YIELD CORPORATE BONDS
- EMERGING MARKETS
- FOREIGN CURRENCY BONDS
- HIGH GRADE CORPORATE BONDS
- MORTGAGES
- COMMON STOCK
- TREASURY NOTES AND BONDS
- CASH AND EQUIVALENTS

Portfolio Statistic

LONG-TERM FIXED INCOME SECURITIES RATINGS

----------------------------------------------------------------------------
                                   ON 11/30/95                ON 11/30/94
----------------------------------------------------------------------------
       AAA                                49%                         51%
       AA                                  2                           1
       A                                   2                           1
       BBB                                 7                           4
       BB                                 13                          21
       B                                  24                          19
       OTHER                               3                           3
                                         100%                        100%
----------------------------------------------------------------------------


[PIE CHART]            [PIE CHART]
ON 11/30/95            ON 11/30/95

-      AAA
-      AA
-      A
-      BBB
-      BB
-      B
-      OTHER

THE RATINGS OF STANDARD & POOR'S CORPORATION (S&P) AND MOODY'S INVESTORS SERVICES, INC. (MOODY'S) REPRESENT THEIR OPINIONS AS TO THE QUALITY OF SECURITIES THAT THEY UNDERTAKE TO RATE. THE PERCENTAGE SHOWN REFLECTS THE HIGHER OF MOODY'S OR S&P RATINGS. PORTFOLIO COMPOSITION WILL CHANGE OVER TIME. RATINGS ARE RELATIVE AND SUBJECTIVE AND NOT ABSOLUTE STANDARDS OF QUALITY.

AVERAGE MATURITY

                                      ON 11/30/95   ON 11/30/94
---------------------------------------------------------------------
                AVERAGE MATURITY      11.9 YEARS   8.4 YEARS
---------------------------------------------------------------------



Terms to Know

BOND RALLY A sharp, short-lived rise in bond values after a period of either little movement or falling values.

EMERGING MARKETS A developing or emerging country can be considered to be a country that is in the initial stages of its industrial cycle. Developing or "emerging" markets involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems that may be less stable.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

VOLATILITY The characteristic of an investment that causes it to rise or fall sharply in price in a relatively short time period.

Portfolio of Investments

KEMPER MULTI-MARKET INCOME TRUST

Portfolio of Investments at November 30, 1995
(Dollars in thousands)

-----------------------------------------------------------------------------------------------------------
 GOVERNMENT OBLIGATIONS                                                  PRINCIPAL AMOUNT        VALUE
U.S. GOVERNMENT
OBLIGATIONS--29.3%
                                U.S. Treasury Notes
                                 8.875%, 1999                                     $ 3,000     $  3,296
                                 6.125-6.75%, 2000                                  7,500        7,777
                                 7.75%, 2001                                        4,000        4,391
                                 6.50%, 2005                                        5,000        5,259
                                U.S. Treasury Bonds
                                 7.25-9.25%, 2016                                  13,160       15,717
                                 8.75%, 2017                                          500          647
                                 8.50%, 2020                                        3,500        4,459
                                 6.25%, 2023                                        3,560        3,560
                                Government National Mortgage Association
                                 6.50%, 2026                                       13,000       12,748
                                 7.00%, 2022-2024                                   2,920        2,923
                                 7.50%, 2022-2024                                   2,894        2,954
                                ---------------------------------------------------------------------------
                                TOTAL U.S. GOVERNMENT OBLIGATIONS
                                (Cost: $62,462)                                                63,731
                                ---------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT
OBLIGATIONS--20.4%
(Principal amount in local
  currency,
unless otherwise indicated)
                                Republic of Argentina
                                 5.00%, 2023                                      $ 3,700        1,945
                                Federal Republic of Brazil
                                 8.00%, 2014                                      $ 5,890        3,125
                                 4.25%, 2024                                      $ 9,800        4,918
                                Dutch State Loan
                                 7.75%, 2000                                        3,150        2,142
                                 8.25%, 2007                                        2,900        2,068
                                Republic of Finland
                                 11.00%, 1997                                       2,000          507
                                 11.00%, 1999                                       5,000        1,338
                                 9.50%, 2004                                        5,000        1,323
                                French Treasury
                                 8.50%, 2000                                       22,000        4,814
                                 6.75%, 2003                                        2,000          401
                                 8.50%, 2008                                        6,000        1,346
                                Government of Ireland
                                 6.25%, 1999                                          880        1,375
                                 6.25%, 2004                                        1,420        2,070
                                Italian Treasury
                                 12.00%, 1997                                   2,000,000        1,271
                                 8.50%, 1999                                    1,700,000          988
                                 8.50%, 2004                                    1,500,000          805
                                United Mexican States
                                 6.25%, 2019                                      $ 2,300        1,415
                                New Zealand Government
                                 8.00%, 1998                                        1,000          663
                                 6.50%, 2000                                          500          319
                                 10.00%, 2002                                       1,400        1,050
                                Kingdom of Norway
                                 9.00%, 1999                                        6,000        1,035
                                 7.00%, 2001                                        6,000          985
                                 5.75%, 2004                                        7,000        1,043
                                Republic of Portugal
                                 12.50%, 1998                                     112,000          784
                                 11.875%, 2000                                     45,000          320
                                 10.625%, 2003                                     80,000          548

Portfolio of Investments


(Dollars in thousands)
-----------------------------------------------------------------------------------------------------------
 GOVERNMENT OBLIGATIONS                                                  PRINCIPAL AMOUNT        VALUE
                                 Kingdom of Spain
                                   8.40%, 1998                                    200,000        1,647
                                   7.40%, 1999                                    215,000        1,620
                                   10.30%, 2002                                   295,000        2,420
                                 --------------------------------------------------------------------------
                                 TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                 (Cost: $41,656)                                                44,285
                                 --------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS
AEROSPACE--1.3%
                                 BE Aerospace, 9.75%, 2003                        $   190     $    190
                                 Fairchild Corporation, 12.00%, 2001                  725          696
                                 Fairchild Industries, 12.25%, 1999                   375          393
                                 K & F Industries, Inc.
                                   13.75%, 2001                                       900          936
                                   11.875%, 2003                                      500          538
                                 RHI Holdings, 11.875%, 1999                           70           69
                                 --------------------------------------------------------------------------
                                                                                                 2,822
-----------------------------------------------------------------------------------------------------------
BROADCASTING,
CABLESYSTEMS
AND PUBLISHING--6.8%
                                 ACT III Broadcasting, Inc., 9.625%, 2003              90           94
                                 Adelphia Communication Corporation, 12.50%,
                                   2002                                               220          218
                                 Affinity Group, Inc., 11.50%, 2003                   315          318
                              (b)Australis Media Corporation, 14.00%, 2003            600          432
                              (b)Bell Cablemedia PLC
                                   11.95%, 2004                                       600          411
                                   11.875%, 2005                                      100           61
                                 Big Flower Press, Inc., 10.75%, 2003                 520          554
                                 Cablevision Systems Company
                                   9.875%, 2013                                       270          282
                                   9.875%, 2023                                        30           31
                                 CAI Wireless Systems, 12.25%, 2002                   300          318
                                 Century Communications Corporation
                                   9.50%, 2000                                         90           92
                                   11.875%, 2003                                      170          182
                                   9.50%, 2005                                        530          538
                                 CF Cable TV Inc., 11.625%, 2005                      360          392
                                 Comcast Corporation
                                   9.125%, 2006                                     1,020        1,042
                                   9.50%, 2008                                        205          211
                                 Continental Cablevision, Inc., 9.50%, 2013           980        1,031
                                 Granite Broadcasting, 10.375%, 2005                  340          348
                              (b)International Cabletel Incorporated,
                                   12.75%, 2005                                       850          522
                                 Katz Corporation, 12.75%, 2002                       275          304
                                 Lenfest Communications, 8.375%, 2005                 500          500
                              (b)Neodata Services, 12.00%, 2003                       430          388
                                 News America Holdings, Inc., 9.25%, 2013           1,000        1,152
                              (b)People's Choice TV Unit, 13.125%, 2004                50           28
                                 Rogers Cablesystems Limited
                                   9.625%, 2002                                       210          215
                                   10.00%, 2005                                       230          241
                                 Sinclair Broadcast Group, Inc., 10.00%, 2003         430          440
                                 Tele-Communications, 9.80%, 2012                     550          645
                              (b)Telewest PLC, 11.00%, 2007                         1,130          658
                                 Time Warner Inc., 8.375%, 2033                     1,000        1,046
                                 Univision TV, 11.75%, 2001                           210          225
                                 Viacom International Inc., 8.00%, 2006             1,000        1,009
                                 Videotron Groupe, 10.625%, 2005                      140          148
                              (b)Videotron Holdings PLC
                                   11.125%, 2004                                      580          392
                                   11.00%, 2005                                       270          161

Portfolio of Investments

(Dollars in thousands)
-----------------------------------------------------------------------------------------------------------
                                                                         PRINCIPAL AMOUNT        VALUE
                                 Webcraft Technologies, Inc., 9.375%, 2002        $   170     $    163
                                 Young Broadcasting Inc., 11.75%, 2004                 50           56
                                 --------------------------------------------------------------------------
                                                                                                14,848
-----------------------------------------------------------------------------------------------------------
BUSINESS SERVICES--1.5%
                                 Comdata Network, Inc.
                                   12.50%, 1999                                       650          738
                                   13.25%, 2002                                        20           24
                                 Corporate Express Inc., 9.125%, 2004                 220          220
                                 Digital Equipment Corp., 7.125%, 2002              1,250        1,253
                                 IXC Communications Services, 12.50%, 2005            470          494
                                 Monarch Marking, 12.50%, 2003                        250          263
                                 Outdoor Systems, 10.75%, 2003                        350          338
                                 --------------------------------------------------------------------------
                                                                                                 3,330
-----------------------------------------------------------------------------------------------------------
CHEMICALS &
ENVIRONMENTAL
PRODUCTS--1.5%
                                 Agriculture, Mining and Chemicals Inc.,
                                   10.75%, 2003                                       200          217
                                 Allied Waste Industries, 12.00%, 2004                190          203
                                 Arcadian Partners, L.P., 10.75%, 2005                405          442
                                 G-I Holdings Inc., zero coupon, 1998                 700          532
                                 Huntsman Corporation, 10.625%, 2001                  100          109
                                 Pioneer Americas Acquisition Corp., 13.375%,
                                   2005                                               290          303
                                 Rexene Corporation, 11.75%, 2004                     500          533
                                 Terra Industries Inc., 10.50%, 2005                  190          207
                                 UCC Investors Holdings, Inc., 10.50%, 2002           700          717
                                 --------------------------------------------------------------------------
                                                                                                 3,263
-----------------------------------------------------------------------------------------------------------
COMMUNICATIONS--3.0%
                              (b)Call-Net Enterprises, 13.25%, 2004                   290          206
                           (a)(b)Celcaribe, S.A., 13.50%, 2004                        250          231
                              (b)Cellular, Inc., 11.75%, 2003                         150          117
                                 Commnet Cellular, 11.25%, 2005                       100          105
                                 Cox Communications, 6.50%, 2002                    1,500        1,506
                              (b)Echostar Communications, 12.875%, with
                                   warrants, 2004                                   1,375          949
                              (b)Intelcom Group, Inc., 13.50%, 2005                   320          184
                                 Intermedia Communications of Florida, Inc.,
                                   13.50%, with warrants, 2005                        300          329
                                 Paging Network, Inc.
                                   11.75%, 2002                                       710          786
                                   10.125%, 2007                                      200          215
                              (b)PanAmSat, L.P., 11.375%, 2003                        700          564
                                 Rogers Cantel, 11.125%, 2002                         885          943
                                 USA Mobile Communications, Inc. II, 14.00%,
                                   2004                                               270          313
                                 --------------------------------------------------------------------------
                                                                                                 6,448
-----------------------------------------------------------------------------------------------------------
CONSTRUCTION
MATERIALS--1.7%
                                 American Standard, Inc.
                                   10.875%, 1999                                      300          328
                                   11.375%, 2004                                       60           66
                                   10.50%, 2005                                       540          454
                                   9.25%, 2016                                        730          759
                              (b)Building Materials Corporation of America,
                                   11.75%, 2004                                       770          520
                                 Nortek, 9.875%, 2004                                 500          466
                                 Triangle Pacific Corp., 10.50%, 2003                 495          520
                                 Waxman Industries, Inc.
                                   12.25%, 1998                                       190          184
                                   13.75%, 1999                                       214          171
                              (b)  12.75%, 2004                                       412          165
                              (a)  12,154 warrants expiring 2004                                     2
                                 --------------------------------------------------------------------------
                                                                                                 3,635
-----------------------------------------------------------------------------------------------------------

Portfolio of Investments

(Dollars in thousands)
-----------------------------------------------------------------------------------------------------------
                                                                            PRINCIPAL AMOUNT        VALUE
CONSUMER PRODUCTS
AND SERVICES--3.2%
                             Atlantis Group, Inc., 11.00%, 2003                      $   310     $    253
                             Black & Decker, 7.50%, 2003                               1,000        1,050
                             Cinemark USA, Inc., 12.00%, 2002                             84           92
                          (b)Dr. Pepper Bottling Holdings, Inc., 11.625%, 2003           370          296
                             Herff Jones, Inc., 11.00%, 2005                             140          147
                             Nabisco, 6.70%, 2002                                      1,000        1,008
                             Pathmark Stores, Inc., 11.625%, 2002                        770          755
                             P&C Food Markets, Inc., 11.50%, 2001                        240          234
                             Premier Parks Inc., 12.00%, 2003                            150          154
                             Ralph's Grocery Company, 10.45%, 2004                       550          544
                             RJR Nabisco, 8.75%, 2005                                  1,000        1,009
                          (b)Six Flags Theme Park, 12.25%, 2005                          630          490
                             Van De Kamps, Inc., 12.00%, 2005                            170          176
                             West Point Stevens Inc., 9.375%, 2005                       780          783
                             ------------------------------------------------------------------------------
                                                                                                    6,991
-----------------------------------------------------------------------------------------------------------
DRUGS AND
HEALTH CARE--1.3%
                             Amerisource Distribution Corp., 11.25%, 2005                195          212
                             Charter Medical Corporation, 11.25%, 2004                   290          315
                             Dade International Inc., 13.00%, 2005                       230          254
                             Graphic Controls, 12.00%, 2005                              160          164
                             Ornda Healthcorporation
                               12.25%, 2002                                              285          312
                               11.375%, 2004                                             250          278
                             Tenet Healthcare
                               9.625%, 2002                                              140          152
                               8.625%, 2003                                              750          776
                              10.125%, 2005                                              380          412
                             ------------------------------------------------------------------------------
                                                                                                    2,875
-----------------------------------------------------------------------------------------------------------
ENERGY AND
RELATED SERVICES--3.3%
                             Chesapeake Energy Corporation, 10.50%, 2002                 120          124
                             Columbia Gas System, 7.05%, 2007                          1,000        1,004
                             Coastal Corporation, 11.75%, 2006                         1,500        1,613
                             Empire Gas Corporation, 7.00%, with warrants, 2004          200          165
                             Gerrity Oil & Gas, 11.75%, 2004                             190          177
                             Gulf Canada Resources Limited, 9.25%, 2004                  250          254
                             HS Resources, 9.875%, 2003                                  170          167
                             Oryx Energy, 8.00%, 2003                                  1,000        1,009
                             Parker & Parsley Petroleum, 8.25%, 2007                   1,000        1,062
                             Santa Fe Energy Resources, Inc., 11.00%, 2004               100          109
                             TransTexas Gas Corporation, 11.50%, 2002                    720          744
                             USX Corp., 9.375%, 2012                                     750          859
                             ------------------------------------------------------------------------------
                                                                                                    7,287
-----------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES, HOME
BUILDERS AND
REAL ESTATE--1.0%
                             Banco Central Hispano, 7.50%, 2005                        1,000        1,041
                             Continental Homes Holding, 12.00%, 1999                     175          188
                             The Forecast Group L.P., 11.375%, 2000                       70           40
                             Hovnanian Kent
                               11.25%, 2005                                              226          213
                               9.75%, 2005                                               290          251
                             J.M. Peters, 12.75%, with warrants, 2002                    150          136
                             The Presley Companies, 12.50%, 2001                         435          348
                             ------------------------------------------------------------------------------
                                                                                                    2,217
-----------------------------------------------------------------------------------------------------------

Portfolio of Investments

(Dollars in thousands)
-----------------------------------------------------------------------------------------------------------
                                                                            PRINCIPAL AMOUNT        VALUE
HOTEL AND GAMING--1.6%
                                 Bally's Park Place Funding, Inc., 9.25%, 2004       $   685     $    685
                                 Empress River Casino, 10.75%, 2002                      300          309
                                 ITT Destinations, 6.75%, 2005                         1,000        1,008
                                 Players International Inc., 10.875%, 2005               110          103
                                 Santa Fe Hotel, Inc., 11.00%, 2000                      119           83
                                 Trump Taj Mahal, PIK, 11.35%, 1999                    1,530        1,338
                                 ---------------------------------------------------------------------------
                                                                                                    3,526
------------------------------------------------------------------------------------------------------------
MANUFACTURING
AND METALS--3.0%
                                 Aftermarket Technology, 12.00%, 2004                    320          335
                                 Bluebird Body Company, 11.75%, 2002                     380          390
                                 Crain Industries, Inc., 13.50%, 2005                    220          224
                                 Day International Group, Inc., 11.125%, 2005            330          331
                                 Essex Group Incorporated, 10.00%, 2003                  245          240
                                 Fairfield Manufacturing Company, 11.375%, 2001          160          155
                                 Foamex L.P.
                                    9.50%, 2000                                        1,160        1,148
                                    11.25%, 2002                                         200          200
                              (b)Foamex - JPS Automotive L.P., 14.00%, with warrants,
                                    2004                                                 330          190
                                 Great Dane Holding Company, 12.75%, 2001                380          351
                                 GS Technologies
                                   12.00%, 2004                                          520          515
                                   12.25%, 2005                                          190          189
                                 Jordan Industries, 10.375%, 2003                        400          336
                                 JPS Automotive Products Corporation, 11.125%, 2001       10           10
                                 Newflo Corporation, 13.25%, 2002                        300          311
                                 NS Group, Inc., 13.50%, 2003                            310          267
                                 Pace Industries, Inc., 10.625%, 2002                    165          146
                                 Penda Industries Inc., 10.75%, 2004                     185          150
                                 Polymer Group Inc., 12.25%, 2002                        310          321
                                 Thermadyne Industries, Inc.
                                   10.25%, 2002                                          155          157
                                   10.75%, 2003                                          600          606
                                 ---------------------------------------------------------------------------
                                                                                                    6,572
------------------------------------------------------------------------------------------------------------
PAPER, FOREST PRODUCTS
AND CONTAINERS--2.0%
                                 Berry Plastics Corporation, 12.25%, with
                                   warrants, 2004                                        150          159
                                 Container Corporation of America, 11.25%, 2004          460          473
                                 Crown Paper, 11.00%, 2005                               300          280
                                 Maxxam Group Inc.
                              (b)  12.25%, 2003                                           90           63
                                   11.25%, 2003                                          340          332
                                 Owens-Illinois, Inc.
                                   11.00%, 2003                                          548          612
                                   9.95%, 2004                                           100          105
                                   9.75%, 2004                                           675          702
                                 Repap New Brunswick, 10.625%, 2005                      370          363
                                 SD Warren Company, 12.00%, 2004                         170          188
                                 Smurfit Capital Funding, 6.75%, 2005                    750          759
                                 Sweetheart Cup Company Inc., 10.50%, 2003               235          236
                                 ---------------------------------------------------------------------------
                                                                                                    4,272
------------------------------------------------------------------------------------------------------------
RETAILING--1.4%
                                 Federated Department Stores, Inc., 10.00%, 2001       1,000        1,091
                                 Finlay Fine Jewelry Corporation, 10.625%, 2003          225          218
                              (b)International Semi-Tech
                                   Microelectronics Inc., 11.50%, 2003                   390          201
                                 Pamida Holdings, 11.75%, 2003                           575          473
                                 Southland Corporation, 5.00%, 2003                      362          301

Portfolio of Investments

(Dollars in thousands)
-----------------------------------------------------------------------------------------------------------
                                                                         PRINCIPAL AMOUNT        VALUE
                                 Specialty Retailers, Inc., 11.00%, 2003          $   160     $    146
                                 Thrifty Payless, Inc., 11.75%, 2003                  520          563
                                 --------------------------------------------------------------------------
                                                                                                 2,993
-----------------------------------------------------------------------------------------------------------
TECHNOLOGY--1.0%
                                 Communication and Power Industry, Inc.,
                                   12.00%, 2005                                       140          144
                                 Computervision Corporation
                                   10.875%, 1997                                      310          323
                                   11.375%, 1999                                    1,090        1,150
                                 Merisel, Inc., 12.50%, 2004                          400          300
                                 Unisys Corporation, 8.875%, 1997                     150          136
                                 --------------------------------------------------------------------------
                                                                                                 2,053
-----------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.5%
                                 Delta Airlines, 9.75%, 2021                        1,500        1,785
                                 OMI Corp., 10.25%, 2003                              525          463
                              (b)Transtar Holdings, L.P., 13.375%, 2003               200          134
                                 United Airlines, 9.56%, 2018                         750          851
                                 --------------------------------------------------------------------------
                                                                                                 3,233
                                 --------------------------------------------------------------------------
                                 TOTAL CORPORATE OBLIGATIONS--35.1%
                                 (Cost: $74,852)                                                76,365
                                 --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 COMMON AND PREFERRED STOCKS                                             NUMBER OF SHARES        VALUE
                                 BCP/Essex Holdings, PIK, preferred                 5,381shs  $    142
                                 BEA Strategic Income                             100,000          875
                                 Fort Dearborn Income Securities Inc.              17,400          261
                                 Franklin Principle Maturity Trust                200,000        1,500
                                 Global Government Plus Fund                      298,600        2,202
                                 Global Yield Fund Inc.                           375,000        3,047
                              (c)Grand Union Company                               17,408          131
                                 INA Investment Securities                         21,900          383
                                 MFS Charter Income Trust                         544,900        4,904
                                 MFS Government Market Income Trust               151,000          981
                                 MFS Intermediate Income                           50,000          331
                                 MFS Multi-Market Income Trust                    104,100          677
                                 Putnam Master Income Trust                        14,900          123
                                 Putnam Master International Income Trust         200,000        1,500
                                 Putnam Premier Income Trust                      313,500        2,430
                                 Strategic Global Income                           50,000          562
                                 Templeton Global Income Fund                     200,000        1,425
                              (c)Thrifty Payless Holding Corp.                      5,320           30
                                 Walter Industries, Inc.                            9,052          118
                                 --------------------------------------------------------------------------
                                 TOTAL COMMON AND PREFERRED STOCKS--10.0%
                                 (Cost: $22,533)                                                21,622
                                 --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

Portfolio of Investments

(Dollars in thousands)
-----------------------------------------------------------------------------------------------------------
 MONEY MARKET INSTRUMENTS                                                PRINCIPAL AMOUNT        VALUE
                                 Yield--5.87-5.93%
                                 Due--December 1995
                                 Freedom Asset Funding                            $ 8,050     $  8,032
                                 Potomac Capital                                    8,000        7,983
                                 Sundstrand Corporation                             8,000        7,985
                                 Unocal Corporation                                 4,000        3,993
                                 --------------------------------------------------------------------------
                                 TOTAL MONEY MARKET INSTRUMENTS--12.9%
                                 (Cost: $27,993)                                                27,993
                                 --------------------------------------------------------------------------
                                 TOTAL INVESTMENTS--107.7%
                                 (Cost: $229,496)                                              233,996
                                 --------------------------------------------------------------------------
                                 LIABILITIES, LESS CASH AND OTHER
                                   ASSETS--(7.7)%                                              (16,813)
                                 --------------------------------------------------------------------------
                                 NET ASSETS--100%                                             $217,183
                                 --------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS

(a) The following securities may require registration under the Securities Act of 1933 or an exemption therefrom in order to effect sale in the ordinary course of business; they were valued at cost on the dates of acquisition. These securities are valued at fair value as determined in good faith by the Board of Trustees of the Fund. At November 30, 1995, the value of the Fund's restricted securities was $233,000, which represented .11% of net assets.

                                                                            PRINCIPAL
                                                                            AMOUNT OR
                                                               DATE OF      NUMBER OF          UNIT
                       SECURITY DESCRIPTION                  ACQUISITION      SHARES           COST
        --------------------------------------------------------------------------------------------
        Celcaribe, S.A., 13.50%, 2004                          May 1994      $250,000         $ 0.80
        --------------------------------------------------------------------------------------------
        Waxman Industries, warrants expiring 2004             June 1994        12,154shs.       2.00
        --------------------------------------------------------------------------------------------

(b) Deferred interest obligation; currently zero coupon under the terms of the initial offering.

(c) Non-income producing security.

"PIK" denotes that interest or dividends are paid in kind.

Based on the cost of investments of $229,496,000 for federal income tax purposes at November 30, 1995, the aggregate gross unrealized appreciation was $7,699,000, the aggregate gross unrealized depreciation was $3,199,000 and the net unrealized appreciation of investments was $4,500,000.

See accompanying Notes to Financial Statements

Report of Independent Auditors

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER MULTI-MARKET INCOME TRUST

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Multi-Market Income Trust as of November 30, 1995, the related statements of operations for the year then ended, and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Multi-Market Income Trust at November 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1991, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
January 12, 1996

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1995
(in thousands)

-------------------------------------------------------------------------
 ASSETS

Investments, at value
(Cost: $229,496)                                                                         $233,996
-------------------------------------------------------------------------------------------------
Cash                                                                                          724
-------------------------------------------------------------------------------------------------
Receivable for:
  Investments sold                                                                          1,206
-------------------------------------------------------------------------------------------------
  Interest and dividends                                                                    4,023
-------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                          239,949
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS

Payable for:
  Investments purchased                                                                    22,527
-------------------------------------------------------------------------------------------------
  Management fee                                                                              153
-------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                       75
-------------------------------------------------------------------------------------------------
  Other                                                                                        11
-------------------------------------------------------------------------------------------------
    Total liabilities                                                                      22,766
-------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 19,933 SHARES OUTSTANDING, $.01 PAR VALUE, EQUIVALENT TO $10.90
PER SHARE                                                                                $217,183
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS

Paid-in capital                                                                          $217,558
-------------------------------------------------------------------------------------------------
Accumulated net realized loss on sales of investments and foreign currency
  transactions                                                                            (10,374)
-------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and assets and liabilities in foreign
  currencies                                                                                4,500
-------------------------------------------------------------------------------------------------
Undistributed net investment income                                                         5,499
-------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                              $217,183
-------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE ($217,183 / 19,933 shares outstanding)                           $10.90
-------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

Financial Statements


STATEMENT OF OPERATIONS
Year ended November 30, 1995
(in thousands)

--------------------------------------------------------------------------------
 NET INVESTMENT INCOME

  Interest                                                                                $19,617
-------------------------------------------------------------------------------------------------
  Dividends                                                                                 1,684
-------------------------------------------------------------------------------------------------
    Total investment income                                                                21,301
-------------------------------------------------------------------------------------------------
  Expenses:
   Management fee                                                                           1,784
-------------------------------------------------------------------------------------------------
   Custodian and transfer agent fees and related expenses                                     223
-------------------------------------------------------------------------------------------------
   Professional fees                                                                           45
-------------------------------------------------------------------------------------------------
   Reports to shareholders                                                                     33
-------------------------------------------------------------------------------------------------
   Trustees' fees and other                                                                    51
-------------------------------------------------------------------------------------------------
    Total expenses                                                                          2,136
-------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                      19,165
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  Net realized loss on sales of investments (including options purchased) and foreign
  currency transactions                                                                    (4,585)
-------------------------------------------------------------------------------------------------
  Net realized gain from futures transactions                                               1,888
-------------------------------------------------------------------------------------------------
  Net realized loss on options written                                                        (22)
-------------------------------------------------------------------------------------------------
    Net realized loss                                                                      (2,719)
-------------------------------------------------------------------------------------------------
  Change in net unrealized depreciation on investments and assets and liabilities in
  foreign currencies                                                                       14,650
-------------------------------------------------------------------------------------------------
Net gain on investments                                                                    11,931
-------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $31,096
-------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(in thousands)

                                                                        YEAR ENDED NOVEMBER 30,
                                                                        1995               1994
-------------------------------------------------------------------------------------------------
 OPERATIONS AND DIVIDENDS
  Net investment income                                                $19,165             18,914
-------------------------------------------------------------------------------------------------
  Net realized loss                                                     (2,719)            (4,724)
-------------------------------------------------------------------------------------------------
  Change in net unrealized depreciation                                 14,650            (14,437)
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         31,096               (247)
-------------------------------------------------------------------------------------------------
  Distribution from net investment income                              (20,133)           (15,199)
-------------------------------------------------------------------------------------------------
  Distribution from net realized gain                                       --             (3,389)
-------------------------------------------------------------------------------------------------
Total dividends to shareholders                                        (20,133)           (18,588)
-------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                 10,963            (18,835)
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NET ASSETS

Beginning of year                                                      206,220            225,055
-------------------------------------------------------------------------------------------------
END OF YEAR (including undistributed net investment income of
$5,499 and $4,867 respectively)                                       $217,183            206,220
-------------------------------------------------------------------------------------------------

Notes to Financial Statements


--------------------------------------------------------------------------------
1    SIGNIFICANT ACCOUNTING
     POLICIES DESCRIPTION OF FUND. The Fund is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company.

                             INVESTMENT VALUATION. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded are valued at the last current bid quotation if market quotations are available. Exchange traded options are valued at the last sale price unless there is no sale price, in which event prices provided by market makers are used. Over-the-counter traded options are valued based upon prices provided by market makers. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by a recognized dealer. If such quotations are not readily available, the rate of exchange is determined in good faith by the Board of Trustees. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The Fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain on investments, as appropriate.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes premium and discount amortization on money market instruments; it also includes original issue and market discount amortization on long-term fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes

Notes to Financial Statements


                             place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets equal to the value of the securities purchased. At November 30, 1995 the Fund had $14,641,000 in purchase commitments outstanding (7% of net assets) with a corresponding amount of assets segregated.

                             FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended November 30, 1995. The accumulated net realized loss on sales of investments for federal income tax purposes at November 30, 1995, amounting to approximately $9,992,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 2002 through 2004.

                             The Fund declares and pays dividends on a monthly basis. Net realized capital gains, if any, reduced by capital loss carryovers, will be distributed at least annually. Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date.

                             Dividends are determined in accordance with income tax principles which may treat certain transactions, such as foreign currency transactions, differently from generally accepted accounting principles.

--------------------------------------------------------------------------------
2    TRANSACTIONS WITH
     AFFILIATES              The Fund has a management agreement with Kemper
                             Financial Services, Inc. (KFS) and the Fund pays a management fee at an annual rate of .85% of average weekly net assets. The Fund incurred a management fee of $1,784,000 for the year ended November 30, 1995.

                             Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. For the year ended November 30, 1995, the transfer agent remitted shareholder service fees to KSvC of $37,000.

                             Certain officers or trustees of the Fund are also officers or directors of KFS. During the year ended November 30, 1995, the Fund made no direct payments to its officers and incurred trustees' fees of $18,000 to independent trustees.

--------------------------------------------------------------------------------
3    INVESTMENT
     TRANSACTIONS            For the year ended November 30, 1995, investment
                             transactions (excluding short-term instruments) are as follows (dollars in thousands):


                             Purchases                                                 $562,407

                             Proceeds from sales                                        572,965


                                                                         CONTRACTS      PREMIUMS
                                                                         ---------      --------
                             Options written:
                             Options outstanding at beginning of year         --             --
                             Option contracts written                        120           $ 54
                             Options terminated by repurchases               120             54
                             Options outstanding at end of year               --             --

Notes to Financial Statements


4    FINANCIAL
     FUTURES CONTRACTS       The Fund has entered into exchange traded financial
                             futures contracts to take advantage of anticipated market conditions and bears the risk that arises from owning these contracts.

                             At the time the Fund enters into a futures contract, it is required to segregate liquid assets with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and the broker as the market value of the futures contract changes. At November 30, 1995, the market value of assets segregated by the Fund was $14,080,000 for the following financial futures contracts owned by the Fund.

                                                      FACE                    EXPIRATION     GAIN AT
                                    TYPE             AMOUNT      POSITION       MONTH        11/30/95
                             ------------------    ----------    --------    ------------    --------
                             U.S. Treasury         $6,475,000     Long       December '95    $ 92,000
                               Securities           6,482,000     Long       March '96         72,000

Financial Highlights


                                                                    YEAR ENDED NOVEMBER 30,
                                                    --------------------------------------------------------
                                                       1995        1994        1993        1992        1991
-------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                    $10.35       11.29       10.88       10.36        7.88
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .96         .96        1.04        1.13        1.18
-------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                .60        (.97)        .45         .48        2.56
-------------------------------------------------------------------------------------------------------------
Total from investment operations                        1.56        (.01)       1.49        1.61        3.74
-------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income               1.01         .76        1.08        1.09        1.16
-------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                     --         .17          --          --          --
-------------------------------------------------------------------------------------------------------------
  Distribution from paid-in capital                       --          --          --          --         .10
-------------------------------------------------------------------------------------------------------------
Total dividends                                         1.01         .93        1.08        1.09        1.26
-------------------------------------------------------------------------------------------------------------
Net asset value per share, end of year                $10.90       10.35       11.29       10.88       10.36
-------------------------------------------------------------------------------------------------------------
Market value per share, end of year                   $10.75        9.38       11.00       10.38        9.88
-------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
 TOTAL RETURN:
Based on net asset value                               15.90%       (.07)      14.29       16.03       50.92
-------------------------------------------------------------------------------------------------------------
Based on market value                                  27.11       (6.39)      16.82       16.35       51.88
-------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
Expenses                                                1.02%       1.03         .97         .99        1.00
-------------------------------------------------------------------------------------------------------------
Net investment income                                   9.13        8.80        9.43       10.33       12.60
-------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
Net assets at end of year (in thousands)            $217,183     206,220     225,055     215,428     204,509
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  271%        253         240         101          24
-------------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the year. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the year.

Description of Dividend Reinvestment Plan


--------------------------------------------------------------------------------
1    PARTICIPATION           We invite you to review the description of the
                             Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of Kemper Multi-
                             Market Income Trust (the "Fund"). If you wish to participate and your shares are held in your own name, simply contact Kemper Service Company, whose address and phone number are provided in Paragraph
                             4 for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them.
                             Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a. ("UMB") as their agent and as agent for the Fund under the Plan.

--------------------------------------------------------------------------------
2    DIVIDEND INVESTMENT
     ACCOUNT The Fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account. Sources described in clauses
                             (a) and (b) of the preceding sentence are hereinafter called "Distributions."

--------------------------------------------------------------------------------
3    INVESTMENT OF
     DISTRIBUTION FUNDS HELD
     IN EACH ACCOUNT         If on the record date for a Distribution (the
                             "Record Date"), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                             UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment
                             Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.

--------------------------------------------------------------------------------
4    ADDITIONAL INFORMATION  Address all notices, correspondence, questions, or other communication regarding the Plan to:

                             KEMPER SERVICE COMPANY
                             P.O. Box 419066
                             Kansas City, Missouri 64141-6066
                             1-800-294-4366

Description of Dividend Reinvestment Plan


--------------------------------------------------------------------------------
5    ADJUSTMENT OF
     PURCHASE PRICE          The Fund will increase the price at which Shares
                             may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

--------------------------------------------------------------------------------
6    DETERMINATION OF
     PURCHASE PRICE          The Cost of Shares and fractional Shares acquired
                             for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 7 hereof, of the Shares acquired by UMB in connection with that Purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

--------------------------------------------------------------------------------
7    BROKERAGE CHARGES       There will be no brokerage charges with respect to
                             Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions.
                             Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

--------------------------------------------------------------------------------
8    SERVICE CHARGES         There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraph 12 hereof.
                             However, the Fund reserves the right to amend the Plan in the future to include a service charge.

--------------------------------------------------------------------------------
9    TRANSFER OF SHARES
     HELD BY AGENT           Agent will maintain the participant's Account, hold
                             the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full
                             Shares in a participant's Account will be sent to the participant.

--------------------------------------------------------------------------------
10   SHARES NOT HELD IN
     SHAREHOLDER'S NAME      Beneficial owners of Shares which are held in the
                             name of a broker or nominee will not be
                             automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

--------------------------------------------------------------------------------
11   AMENDMENTS              Experience under the Plan may indicate that changes
                             are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to

Description of Dividend Reinvestment Plan

                             notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

--------------------------------------------------------------------------------
12   WITHDRAWAL FROM
     PLAN Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 11 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

--------------------------------------------------------------------------------
13   TAX IMPLICATIONS        Shareholders will receive tax information annually
                             for personal records and to assist in preparation of Federal income tax returns. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Shareholders' Meeting

SPECIAL SHAREHOLDERS' MEETING

On September 19, 1995, a special shareholders' meeting was held. Kemper Multi-Market Income Trust shareholders were asked to vote on three separate issues: election of two additional members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors and approval of a new investment management agreement with Kemper Financial Services, Inc. or its successor on the same terms as the current agreement. We are pleased to report that all nominees were elected and all other items were approved. Following are the results for each issue:




1) Election of additional Trustees

                 For         Withheld
James E. Akins   15,001,856  526,408
Fred B. Renwick  15,001,856  526,408



2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund


For         Against    Abstain
15,226,981  96,065     205,218



3) Approval of new investment management agreement


For         Against    Abstain
15,005,470  206,308    319,486


Trustees and Officers

TRUSTEES                        OFFICERS
STEPHEN B. TIMBERS              JOHN E. NEAL              PHILIP J. COLLORA
President and Trustee           Vice President            Vice President and
                                                          Secretary

JAMES E. AKINS                  JOHN E. PETERS            CHARLES F. CUSTER
Trustee                         Vice President            Vice President and
                                                          Assistant Secretary

ARTHUR R. GOTTSCHALK            J. PATRICK BEIMFORD, JR.  JEROME L. DUFFY
Trustee                         Vice President            Treasurer

FREDERICK T. Kelsey             ROBERT S. CESSINE
Trustee                         Vice President

FRED B. RENWICK                 GORDON K. JOHNS
Trustee                         Vice President

JOHN B. TINGLEFF                MICHAEL A. McNAMARA
Trustee                         Vice President

JOHN G. WEITHERS                HARRY E. RESIS, JR.
Trustee                         Vice President

                                JONATHAN W. TRUTTER
                                Vice President











--------------------------------------------------------------------------------
LEGAL COUNSEL                          VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                       222 North LaSalle Street
                                       Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT              KEMPER SERVICE COMPANY
                                       P.O. Box 419066
                                       Kansas City, MO 64141-6066
--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT           INVESTORS FIDUCIARY TRUST COMPANY
                                       127 West 10th Street
                                       Kansas City, MO 64105
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS                   ERNST & YOUNG LLP
                                       233 South Wacker Drive
                                       Printed on recycled paper.
                                       Chicago, IL 60606
--------------------------------------------------------------------------------
INVESTMENT MANAGER                     KEMPER FINANCIAL SERVICES, INC.
                                       120 South LaSalle Street
                                       Chicago, IL 60603

[RECYCLED LOGO]                                  [KEMPER MUTUAL FUNDS LOGO]
KMMIT - 2 (1/96)
                                                                    1008280
                                                      Printed in the U.S.A.